EXHIBIT 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation of our report dated June 5, 2002, included in this Form 8-K, into the Company's previously filed Registration Statement File Nos. 333-67178, 333-63555, 333-53872 and 333-21549.


                                                             Arthur Andersen LLP

Chicago, Illinois
June 5, 2002